UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ALTAIR ENGINEERING INC.

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ALTAIR ENGINEERING INC. 1820 EAST BIG BEAVER ROAD TROY, MICHIGAN 48083 Your Vote Counts! ALTAIR ENGINEERING INC. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET D48015-P50479 You invested in ALTAIR ENGINEERING INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2021 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/ALTR2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Director (for Class I to serve until the 2024 Annual Meeting of Stockholders). Nominee: 1a. Mary Boyce For 2. Vote to approve the Company’s 2021 Employee Stock Purchase Plan. For 3. To vote, on an advisory basis, on the compensation of the Company’s named executive officers. For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting Firm for the year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Annual Meeting via the Internet and vote online at www.virtualshareholdermeeting.com/ALTR2021. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D48016-P50479